                                                                               .
                                                                               .
                                                                               .

                                                                   EXHIBIT 10.18

------------------------------------------------------------------------------------------------------------------------------------
                                          1. THIS CONTRACT 18 A RATED ORDER                     RATING                 PAGE of PAGES
AWARD / CONTRACT                          UNDER DPAS (15 CFR 350)              -                    DO-A1                1       17
------------------------------------------------------------------------------------------------------------------------------------

2. CONTRACT (PROC. INST. IDENT.) NO.      3. EFFECTIVE DATE    4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
            FA8650-04-C-6473                                                            See Section G
------------------------------------------------------------------------------------------------------------------------------------

5. ISSUED BY PKH                          CODE  FA8650         6. ADMINISTERED BY (IF OTHER THAN ITEM 5)               CODE   S0507A
                                                ------                                                                        ------
USAF/AFMC                                                      DCMA NORTHERN CALIFORNIA
DET 1 AF RESEARCH LABORATORY                                   P.O. BOX 232
2310 EIGHTH STREET, BUILDING 167                               700 E ROTH ROAD, BLDG. 330 (LATHRO
WRIGHT-PATTERSON AFB OH 45433-7801                             FRENCH CAMP CA 95231-0232
KRISTINA J. CROAKE (937)656-6274                               DCM-SFEXECTEAM@DCMA.MIL
kristina.croake@woafb.af.mil
                                                               SCD: C      PAS: (NONE)
------------------------------------------------------------------------------------------------------------------------------------

7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE) 8. DELIVERY
NANOSYS INC                                                                          [ ] FOR Origin  [X] Other (see below)
                                                                                  ----------------------------------------
2625 HANOVER ST                                     MAILED                        9. DISCOUNT FOR PROMPT PAYMENT
PALO ALTO CA 94304-1118                           JUN 30 2004                     N
(650)331-2106
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  10. SUBMIT INVOICES                    ITEM
                                                                                  (4 COPIES UNLESS OTHERWISE
                                                                                  SPECIFIED) TO                            See Block
CAGE CODE 3MVR5                                  FACILITY CODE                    THE ADDRESS SHOWN IN -                      12
------------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                      CODE                 12. PAYMENT WILL BE MADE BY                             CODE   HQ0339
                                                                                                                              ------
See Section F                                                  DFAS COLUMBUS CENTER
                                                               DFAS-CO/WEST ENTITLEMENT OPS
                                                               P.O. BOX 182381
                                                               COLUMBUS OH 43218-2381

                                                               EFT: T
------------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION         14. ACCOUNTING AND APPROPRIATION DATA
                                                               See Section G

15A. ITEM NO                    15B. SUPPLIES/SERVICES         15C. QUANTITY 15D. UNIT 15E. UNIT PRICE 15F. AMOUNT
See Section B
------------------------------------------------------------------------------------------------------------------
                                                               15G. TOTAL AMOUNT OF CONTRACT -      $ 2,228,445.00
------------------------------------------------------------------------------------------------------------------

                                                16. Table of Contents
------------------------------------------------------------------------------------------------------------------------------------
       SEC             DESCRIPTION                    PAGE(S)          SEC                    DESCRIPTION                   PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
                  PART I - THE SCHEDULE                                               PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
-       A    SOLICITATION/CONTRACT FORM                   1     -       I         CONTRACT CLAUSES                             13
------------------------------------------------------------------------------------------------------------------------------------
-       B    SUPPLIES OR SERVICES AND PRICES/COSTS        2                    PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
------------------------------------------------------------------------------------------------------------------------------------
-       C    DESCRIPTION/SPECS./WORK STATEMENT            4     -       J         LIST OF ATTACHMENTS                          17
------------------------------------------------------------------------------------------------------------------------------------
-       D    PACKAGING AND MARKING                        5                     PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
-       E    INSPECTION AND ACCEPTANCE                    6              K       REPRESENTATIONS, CERTIFICATIONS
-------------------------------------------------------------
-       F    DELIVERIES OR PERFORMANCE                    7                      OTHER STATEMENTS OF OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
-       G    CONTRACT ADMINISTRATION DATA                10              L       INSTRS., CONDS., AND NOTICES TO
------------------------------------------------------------------------------------------------------------------------------------
-       H    SPECIAL CONTRACT REQUIREMENTS               12              M       EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------------

                                    CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
17.  [X] CONTRACTOR'S NEGOTIATED AGREEMENT                      16.   [ ] AWARD (Contractor is not raquired to sign this  document).
(Contractor is required to sign this document and return 1      Your offer on solicitation number________ including the addition
copies to issuing office). Contractor agrees to furnish and     or changes made by you which additions or changes set forth in full
deliver all Items or perform all services set forth or          above is hereby accepted as to items listed above and on any
otherwise identified above and on any continuation sheets       continuation sheets. This award consummates the contract which
for the consideration stated herein. The rights and             consists of the following documents: (a) the Government's
obligations of the parties to this contract shall be            solicitation and your offer, and (b) this award/contract. No further
subject to and governed by the following documents:             contractual document is necessary.
(a) this award/contract, (b) the solicitation, if any, and
(c) such provisions, representations, certifications, and
specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                   20A. NAME OF CONTRACTING OFFICER
     Calvin Chow, Chief Executive Ofcr                          STEPHEN C. DAVIS
------------------------------------------------------------------------------------------------------------------------------------

19B. Name of Contractor                   19C. Date Signed      20B. United Sates of Amarica                    20C. Date Signed

    Nanosys, Inc.                              6/30/2004                                                            30 JUN 04

by /s/ Calvin Chow                                              by /s/ Stephen C. Davis
   ------------------------------------------------                -------------------------------------------
(signature of person authorized to sign)                              (signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------

NSN 7540-01-152-8069                                                                        STANDARD FORM 26 (Rev 4-85)
Previous Editions unusable                                                                  Prescribed by GSA FAR (48 CFR) 53.214(a)
ConWrite Version 6-1.5                                                                      Created 30 Jun 2004 2:42 PM

PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS



                                                                  Qty                         Unit Price
ITEM            SUPPLIES OR SERVICES                           Purch Unit                  Total Item Amount
----            --------------------                           ----------                  -----------------
0001                                                               1                       $    2,228,445.00
                                                                  Each                     $    2,228,445.00
                Noun:                RESEARCH AND DATA
                ACRN:                9
                NSN:                 N - Not Applicable
                DD1423 is Exhibit:   A
                Contract type:       U - COST PLUS FIXED FEE
                Inspection:          DESTINATION
                Acceptance:          DESTINATION
                FOB:                 DESTINATION
                Descriptive Data:
                Conduct Research entitled "Flexible Nanocomposite Photovoltaics"
                in accordance with Section C, Description/Specifications dated 8
                Apr 2004. Deliver data in accordance with Exhibit A, Contract
                Data Requirements List, DD Form 1423, dated 1 Apr 2004.

000101

                Noun:                Funding Info Only
                ACRN:                AA                        $1,114,108.00
                PR/MIPR:             GWSHE047201159                                        $    1,114,108.00
0002                                                                1                      $            0.00
                                                                   Each                    $            0.00
                Noun:                HARDWARE
                ACRN:                U
                NSN:                 N - Not Applicable
                Contract type:       U - COST PLUS FIXED FEE
                Inspection:          DESTINATION
                Acceptance:          DESTINATION
                FOB:                 DESTINATION
                Descriptive Data:
                Deliver hardware in accordance with Section C
                Description/Specifications entitled, "Flexible Nanocomposite
                Photovoltaics", dated 8 Apr 2004.

0003            OPTION CLIN (service)

                Noun:                OPTION 1
                DD1423 is Exhibit:   A
                Descriptive Data:
                Conduct research entitled "Flexible Nanocomposite Photovoltaics"
                in accordance with Sections 3.2 through 3.2.6 of the
                Contractor's Statement of Work (SOW), Attachment 1 to Section J.
                Deliver data, hardware, software, and related documentation in accordance with the SOW and CDRLs, dated 8 Apr 2004 and 1 Apr
                2004, respectively.

                                                      SECTION B FA8650-04-C-6473

                                                                   Exhibit 10.18


PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

B049 OPTIONS (APR 2000)

The Government may require performance of the work required by CLIN(s) 0003. The Contracting Officer shall provide written notice of intent to exercise this option to the Contractor on or before 30 days prior to the exercise date. If the Government exercises this option(s) by 14 Apr 2005 (11 MARO), the Contractor shall perform at the estimated cost and fee, if applicable, set forth as follows:


Option 1:
Cost: $[*** Redacted]
Fee:  $[*** Redacted]
Total:$2,250,939,00


B054 IMPLEMENTATION OF LIMITATION OF FUNDS (FEB 2003) (TAILORED)

      (a) The sum allotted to this contract and available for payment of costs under CLINs 0001-0003 through 31 Dec 04 in accordance with the clause in
Section I entitled "Limitation of Funds" is $ 1,114,000.00.

B058 PAYMENT OF FEE (CPFF) (FEB 2003)

The estimated cost and fee for this contract are shown below. The applicable fixed fee set forth below may be increased or decreased only by negotiation and modification of the contract for added or deleted work. As determined by the contracting officer, it shall be paid as it accrues, in regular installments based upon the percentage of completion of work (or the expiration of the agreed-upon period(s) for term contracts).


Estimated Cost $[*** Redacted]
Fee $[*** Redacted]


                                                      SECTION B FA8650-04-C-6473

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

PART I - THE SCHEDULE
SECTION C - DESCRIPTION/SPECS./WORK STATEMENT

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

C003 INCORPORATED DOCUMENTS/REQUIREMENTS (APR 1998)

Contractor's Statement of Work (SOW), entitled "Flexible Nanocomposite Photovoltaics", dated 8 Apr 2004, Attachment 1 to Section J

                                                      SECTION C FA8650-04-C-6473

PART I - THE SCHEDULE
SECTION D - PACKAGING AND MARKING

NO CLAUSES OR PROVISIONS IN THIS SECTION

                                                      SECTION D FA8650-04-C-6473
                                                                    PAGE 5 OF 17

PART I - THE SCHEDULE
SECTION E - INSPECTION AND ACCEPTANCE

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.246-08     INSPECTION OF RESEARCH AND DEVELOPMENT -- COST-REIMBURSEMENT (MAY
              2001)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.246-7000  MATERIAL INSPECTION AND RECEIVING REPORT (MAR 2003)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

E006 RECEIVING REPORT (DD FORM 250) MAILING ADDRESS (APR 1998)

      (a) Submit original DD Form(s) 250 for all items deliverable under this contract (e.g. hardware, software, exhibit line items, status reports, services, etc.) to the following address:

Air Force Research Laboratory, AFRL/HECV
ATTN: Dr. Darrel Hopper
2255 H Street, Building 248
Wright-Patterson AFB OH 45433-7022

      (b) In addition, a copy of the DD Form 250 shall accompany each shipment for all deliverable items. Shipment addresses are specified in Section F of the schedule and/or on the Contract Data Requirements List.

      (c) PROCESSING STATUS. Any inquiry as to the processing status of a DD Form 250 should be made to the following office:

AFRL/HECV

E007 INSPECTION AND ACCEPTANCE AUTHORITY (APR 1998)


Inspection and acceptance for all Contract and Exhibit Lines or Subline Items shall be accomplished by the Program Manager, Air Force Research Laboratory, AFRL/HECV, ATTN: [***Redacted], 2255 H Street, Building 248, Wright-Patterson AFB OH 45433-7022.


                                                      SECTION E FA8650-04-C-6473
                                                                    PAGE 6 OF 17


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

PART I - THE SCHEDULE
SECTION F - DELIVERIES OR PERFORMANCE


                                             SHIP       MARK       TRANS
ITEM      SUPPLIES SCHEDULE DATA    QTY       TO        FOR         PRI             DATE
----      ----------------------    ---       --        ---         ---             ----
0001                                1       FY1456                                12 MARO

          NOUN:                     RESEARCH AND DATA
          ACRN:                     9
          Descriptive Data:
          The scheduled delivery date for the approved final technical report is
          12 months after mailing date. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DO Form
          1423, dated 1 Apr 2004. The technical effort must be completed no later than ten months after mailing date. Sea F0007 for mailing address.

0002                                1       FY1456                                12 MARO

          Noun:                     HARDWARE
          ACRN:                     U
          Descriptive Data:
          The scheduled delivery date for hardware is 12 months after mailing date of the contract. The shipping address is: FY1456, Det 1 AFRL/WS,
          Bldg 198, Area B, 2231 Monohan Way, WPAFB, OH 45433-7034, M/F:
          FA8650-04-C-6473, ATTN: [*** Redacted], AFRL/HECV, [*** Redacted].


                                                      SECTION F FA8650-04-C-6473

                                                                    PAGE 7 OF 17


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

PART I - THE SCHEDULE
SECTION F - DELIVERIES OR PERFORMANCE

I NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.242-15       STOP-WORK ORDER (AUG 1989) - ALTERNATE I (APR 1984)
52.247-34       F.O.B. DESTINATION (NOV 1991)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

F003 CONTRACT DELIVERIES (FEB 1997)

The following terms, if used within this contract in conjunction with contract delivery requirements (including data deliveries), are hereby defined as follows:

      (a) "MAC" and "MARO" mean "months after the effective date for award of the contractual action (as shown in block 3, Section A, SF 26)".

      (b) "WARO" means "weeks after the effective date for award of the contractual action".

      (c) "DARO" means "days after the effective date for award of the contractual action".

      (d) "ASREQ" means "as required". Detailed delivery requirements are then specified elsewhere in Section F.

F005 DELIVERY OF REPORTS (OCT 1998)

      (a) All data shall be delivered in accordance with the delivery schedule shown on the Contract Data Requirements List, attachments, or as incorporated by reference.

      (b) All reports and correspondence submitted under this contract shall include the contract number and project number and be forwarded prepaid. A copy of the letters of transmittal shall be delivered to the Procuring Contracting Officer (PCO) and Administrative Contracting Officer (ACO). The addresses are set forth on the contract award cover page. All other address(es) and code(s) for consignee(s) are as set forth in the contract or incorporated by reference.

F007 SHIPMENT ADDRESS (SEP 1997)

FY1456
Det 1 AFRL/WS
Building 198, Area B, 2231 Monohan Way
Wright-Patterson AFB, OH 45433-7034

Mark For:


GOVERNMENT PROGRAM MANAGER
ATTN: [***Redacted] (AFRL/HECV)
2255 H Street, Bldg. 248, Room 300
Wright-Patterson AFB OH 45433-7022
[***Redacted]
[***Redacted]









                                                      SECTION F FA8650-04-C-6473

                                                                    PAGE 8 0F 17


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

PART I - THE SCHEDULE
SECTION F - DELIVERIES OR PERFORMANCE


PROCURING CONTRACTING OFFICER
ATTN: [*** Redacted] (AFRL/PKD)
2310 Eighth Street, Bldg. 167
Wright-Patterson AFB OH 45433-7801
[*** Redacted]
[*** Redacted]


ADMINISTRATIVE CONTRACTING OFFICER
DCMA San Francisco
P.O. Box 232
700 E. Roth Road, Bldg. 330,
French Camp, CA 95231-0232
dcm-sfexecteam@dcma.mil


Defense Advanced Research Projects Agency Program Manager
ATTN: [*** Redacted] (DARPA/MTO)
3701 North Fairfax Drive
Arlington VA 22203-1714
[*** Redacted]
[*** Redacted]



Air Force Research Laboratory
ATTN: [*** Redacted] (AFRL/HEOR)
2610 Seventh Street, Bldg. 441
Wright-Patterson AFB OH 45433-7921
[*** Redacted]
[*** Redacted]



Air Force Research Laboratory
ATTN: [*** Redacted] (AFRL/HEC)
2255 H Street, Bldg. 248
Wright-Patterson AFB OH 45433-7022
[*** Redacted]
[*** Redacted]



Air Force Research Laboratory
ATTN: [*** Redacted] (AFRL/HEF)
2245 Monahan Way, Bldg. 029
Wright-Patterson AFB OH 45433-7008
[*** Redacted]
[*** Redacted]


                                                      SECTION F FA8650-04-C-6473

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

PART I - THE SCHEDULE
SECTION G - CONTRACT ADMINISTRATION DATA

                                                                              Obligation
ACRN          Appropriation/Lmt Subhead/Supplemental Accounting Data            Amount
----          ------------------------------------------------------            ------
AA                                                                           $1,114,108.00

              97  40400 1302 D14 47A8 4H2000 6HCV00 OS836 63739E 503000 F03000
              Funding breakdown:    On CLIN 000101:  $1,114,108.00
              PR/MIPR:              GWSHE047201159   $1,114,108.00
              JON: 71841130
              ARPA Order Number:    S836/00        dated 10 May 2004
              Descriptive data:
              PR COMPLETE

                                                      SECTION G FA8650-04-C-6473

PART I - THE SCHEDULE
SECTION G - CONTRACT ADMINISTRATION DATA

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

G002 PROGRAM MANAGER (MAY 1997)


Program Manager: [*** Redacted], [*** Redacted]


G005 PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (MAR
2001)

Payment for all effort under this contract should be made in the order and amounts shown in the informational subline item(s) in Section B, CLIN 0001 of the contract and recapped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

ACRN                   SUBCLIN NO.                    TOTAL OBLIGATED
 AA                      000101                        $1,114,108.00

      a. This contract will be funded by multiple accounting classification citations. Payment shall be made from ACRNs in alphabetical order (AA,AB,etc). DO NOT USE A PRORATED METHOD to pay, disburse and liquidate funds. Do not liquidate any funds from an ACRN unless the preceding ACRNs have been fully liquidated, or if revised payment instructions are provided per paragraph b. below.

      b. Additional ACRNs will be assigned when new accounting classifications are available. When adding new ACRNs or changing existing ACRNs, the above payment instructions shall apply, unless specific revised payments instructions are provided as part of a contract modification.

G006 INVOICE AND PAYMENT - COST REIMBURSEMENT (FEB 1997)

Invoices (or public vouchers), supported by a statement of cost for performance under this contract, shall be submitted to the cognizant Defense Contract Audit Agency (DCAA) office. Under the provisions of DFARS 242.803(b), the DCAA auditor, is designated as the authorized representative of the contracting officer (CO) for examining vouchers received directly from the contractor.

G014 IMPLEMENTATION OF PATENT RIGHTS CLAUSE (SEP 1999)


All documents and information required by the patent rights and/or patent reporting clauses set forth in Section I of this contract shall be submitted to the Administrative Contracting Officer and to the Staff Judge Advocate, AFMC LO/JAZI, 2240 B Street, Bldg. 11, Room 100, Wright-Patterson AFB OH 45433-7019 or submit via email to afmclo.jaz@wpafb.af.mil. Please include contract number, followed by the words "Invention Reporting". The AFMC LO/JAZI patent administrator can be reached at (937) 255-2872. This notice also constitutes a request (see FAR 52.227-12(f)(10) or DFARS 252.227-7039(c), as applicable) for submission of a copy of the patent application; when filed, along with the patent application serial number, filing date, subsequent U.S. patent number and issue date, as received.


                                                      SECTION G FA8650-04-C-6473

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

PART I - THE SCHEDULE
SECTION H - SPECIAL CONTRACT REQUIREMENTS

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

H001 OPTIONS (MAY 1997)

The Government reserves the right to exercise the following option(s) subject to the stated conditions. In the event an option is exercised, the affected sections of the contract, e.g., Section B, Section F, Section G, etc., will be modified as appropriate.

H025 INCORPORATION OF SECTION K (OCT 1998)

Section K of the solicitation is hereby incorporated by reference.

H033 SOLICITATION NUMBER (APR 1998)

Solicitation Number: BAA 03-32

H055 INSURANCE CLAUSE IMPLEMENTATION (FEB 2003)


The Contractor shall obtain and maintain the minimum kinds and amounts of insurance during performance of this contract as specified by FAR 28.307-2, Liability, and contemplated by FAR 52.228-5, Insurance--Work on a Government Installation, and/or 52.228-7, Insurance--Liability to Third Persons.


                                                      SECTION H FA8650-04-C-6473

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

CONTRACT CLAUSES IN THIS SECTION ARE FROM THE FAR, DEFENSE FAR SUP, AIR FORCE FAR SUP, AND THE AIR FORCE MATERIEL COMMAND FAR SUP, AND ARE CURRENT THROUGH THE FOLLOWING UPDATES:


DATABASE_ VERSION: 6.1.x.700; ISSUED: 6/22/2004; FAR: FAC 2001-24 (PARTIAL);
DFAR: DCN20040608; DL.: DL 98-021; CLASS DEVIATIONS: CD 2003o0003; AFFAR: 2002 EDITION; AFMCFAR: AFMCAC 02-04; AFAC: AFAC 2004-0419; IPN: 98-009


I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES


52.202-01     DEFINITIONS (DEC 2001)
52.203-03     GRATUITIES (APR 1984)
52.203-05     COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-06     RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)
52.203-07     ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-08     CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR
              IMPROPER ACTIVITY (JAN 1997)
52.203-10     PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-12     LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS
              (JUN 2003)
52.204-04     PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)
52.204-07     CENTRAL CONTRACTOR REGISTRATION (OCT 2003)
52.209-06     PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH
              CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL
              1995)
52.211-05     MATERIAL REQUIREMENTS (AUG 2000)
52.215-02     AUDIT AND RECORDS -- NEGOTIATION (JUN 1999)
52.215-08     ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT (OCT 1997)
52.215-11     PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA--MODIFICATIONS
              (OCT 1997)
52.215-13     SUBCONTRACTOR COST OR PRICING DATA--MODIFICATIONS (OCT 1997)
52.215-14     INTEGRITY OF UNIT PRICES (OCT 1997)
52.215-15     PENSION ADJUSTMENTS AND ASSET REVERSIONS (JAN 2004)
52.215-18     REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB)
              OTHER THAN PENSIONS (OCT 1997)
52.215-19     NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)
52.215-21     REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN
              COST OR PRICING DATA--MODIFICATIONS (OCT 1997)
52.216-07     ALLOWABLE COST AND PAYMENT (DEC 2002)
52.216-08     FIXED FEE (MAR 1997)
52.219-08     UTILIZATION OF SMALL BUSINESS CONCERNS (MAY 2004)
52.222-01     NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (FEB 1997)
52.222-02     PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)
              Para (a), Dollar amount is '$0.00'
52.222-03     CONVICT LABOR (JUN 2003)
52.222-21     PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)
52.222-26     EQUAL OPPORTUNITY (APR 2002)
52.222-35     EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE
              VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.222-36     AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)


                                                      SECTION I FA8650-04-C-6473

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

52.222-37     EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE
              VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.223-06     DRUG-FREE WORKPLACE (MAY 2001)
52.223-14     TOXIC CHEMICAL RELEASE REPORTING (AUG 2003)
52.225-13     RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (DEC 2003)
52.227-01     AUTHORIZATION AND CONSENT (JUL 1995) - ALTERNATE I (APR 1984)
52.227-02     NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT
              (AUG 1996)
52.227-11     PATENT RIGHTS -- RETENTION BY THE CONTRACTOR (SHORT FORM) (JUN
              1997) Para (1), Communications: '"The contractor shall forward the invention reports called for by the Patents Rights clause through the Administrative Contracting Office addressed through AFMC
              LO/JAZI, 2240 B Street, Room 100, Wright-Patterson AFB, OH
              45433-7109. Invention reports may be e-mailed to:
              afmclo.jaz@wpafb.af.mil <mailto:afmclo.jaz@wpafb.af.mil>. Ensure
              e-mail includes your contract number, followed by the words
              "Invention Reporting" on the subject line." "The contractor shall forward the invention reports called for by the Patents Rights clause through the Administrative Contracting Office addressed through AFMC LO/JAZI, 2240 B Street, Room 100, Wright-Patterson
              AFB, OH 45433-7109. Invention reports may be e-mailed to:
              afmclo.jaz@wpafb.af.mil <mailto:afmclo.jaz@wpafb.af.mil>, Ensure
              e-mail includes your Contract number, followed by the words
              "Invention Reporting" on the subject line"'
52.228-07     INSURANCE -- LIABILITY TO THIRD PERSONS (MAR 1996)
52.232-09     LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
52.232-17     INTEREST (JUN 1996)
52.232-22     LIMITATION OF FUNDS (APR 1984)
52.232-23     ASSIGNMENT OF CLAIMS (JAN 1986) -- ALTERNATE I (APR 1984)
52.232-25     PROMPT PAYMENT (OCT 2003)
52.232-33     PAYMENT BY ELECTRONIC FUNDS TRANSFER--CENTRAL CONTRACTOR
              REGISTRATION (OCT 2003)
52.233-01     DISPUTES (JUL 2002)
52.233-03     PROTEST AFTER AWARD (AUG 1996) - ALTERNATE I (JUN 1985)
52,242-01     NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)
52.242-03     PENALTIES FOR UNALLOWABLE COSTS (MAY 2001)
52.242-04     CERTIFICATION OF FINAL INDIRECT COSTS (JAN 1997)
52.242-13     BANKRUPTCY (JUL 1995)
52.243-02     CHANGES -- COST-REIMBURSEMENT (AUG 1987) - ALTERNATE V (APR 1984)
52.243-06     CHANGE ORDER ACCOUNTING (APR 1984)
52.243-07     NOTIFICATION OF CHANGES (APR 1984)
              Para (b), Number of calendar days is (insert 30 for RDSS/C) '30 days'
              Para (d), Number of calendar days is (insert 30 for RDSS/C) '30 days'
52.244-02     SUBCONTRACTS (AUG 1998) - ALTERNATE I (AUG 1998)
              Para (e), Contractor shall obtain the Contracting Officer's written consent before placing the following subcontracts: 'None'
              Para (k), Insert subcontracts which were evaluated during
              negotiations: 'University of California Berkeley; Battelle
              Memorial Institute, Pacific NW; and Science Applications
              International Corporation (SAIC)'
52.244-05     COMPETITION IN SUBCONTRACTING (DEC 1996)
52.244-06     SUBCONTRACTS FOR COMMERCIAL ITEMS (MAY 2004)
52.245-05     GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR
              LABOR-HOUR CONTRACTS) (DEVIATION) (MAY 2004)
52.246-23     LIMITATION OF LIABILITY (FEB 1997)
52.247-01     COMMERCIAL BILL OF LADING NOTATIONS (APR 1984)
52.247-67     SUBMISSION OF COMMERCIAL TRANSPORTATION BILLS TO THE GENERAL
              SERVICES ADMINISTRATION FOR AUDIT (JUN 1997)
52.249-06     TERMINATION (COST-REIMBURSEMENT) (MAY 2004)
52.249-14     EXCUSABLE DELAYS (APR 1984)
52.253-01     COMPUTER GENERATED FORMS (JAN 1991)

                                                      SECTION I FA8650-04-C-6473

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES


252.203-7001    PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-
                CONTRACT-RELATED FELONIES (MAR 1999)
252.204-7003    CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)
252.204-7004    ALTERNATE A TO FAR 52.204-7, CENTRAL CONTRACTOR REGISTRATION (NOV
                2003)
252.205-7000    PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC 1991)
252.209-7000    ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER
                THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY (NOV 1995)
252.209-7004    SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE
                GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)
252.215-7000    PRICING ADJUSTMENTS (DEC 1991)
252.225-7004    REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES (APR
                2003)
252.225-7012    PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (JUN 2004)
252.225-7014    PREFERENCE FOR DOMESTIC SPECIALTY METALS (APR 2003)
252.225-7025    RESTRICTION ON ACQUISITION OF FORGINGS (APR 2003)
252.225-7030    RESTRICTION ON ACQUISITION OF CARBON, ALLOY, AND ARMOR STEEL PLATE
                (APR 2003)
252,225-7031    SECONDARY ARAB BOYCOTT OF ISRAEL (APR 2003)
252.226-7001    UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC
                ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS (OCT 2003)
252.227-7013    RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS (NOV 1995)
252.227-7014    RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL
                COMPUTER SOFTWARE DOCUMENTATION (JUN 1995)
252.227-7016    RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)
252.227-7019    VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE (JUN 1995)
252.227-7030    TECHNICAL DATA -- WITHHOLDING OF PAYMENT (MAR 2000)
252.227-7034    PATENTS--SUBCONTRACTS (APR 1984)
252.227-7037    VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (SEP 1999)
252.227-7039    PATENTS--REPORTING OF SUBJECT INVENTIONS (APR 1990)
252.231-7000    SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.232-7003    ELECTRONIC SUBMISSION OF PAYMENT REQUESTS (JAN 2004)
252.235-7010    ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995)
                Para (a), name of contracting agency(ies): 'United States Air Force'
                Para (a), contract numbers): 'FA8650-04-C-6473'
                Para (b), name of contracting agency(ies): 'United States Air Force'
252.235-7011    FINAL SCIENTIFIC OR TECHNICAL REPORT (SEP 1999)
252.242-7000    POSTAWARD CONFERENCE (DEC 1991)
252.243-7002    REQUESTS FOR EQUITABLE ADJUSTMENT (MAR 1998)
252.244-7000    SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD
                CONTRACTS) (MAR 2000)
252.245-7001    REPORTS OF GOVERNMENT PROPERTY (MAY 1994)
252.247-7023    TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002)
252.247-7024    NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (MAR 2000)


II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

                                                      SECTION I FA8650-04-C-6473

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES IN FULL TEXT

52.211-15 DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)

This is a rated order certified for national defense use, and the Contractor shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 CFR 700).

52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):
http://farsite.hill.af.mil/

52.252-06 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

      (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

      (b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

                                                      SECTION I FA8650-04-C-6473

PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
SECTION J - LIST OF ATTACHMENTS

  DOCUMENT       PGS        DATE                         TITLE
------------     ---     -----------    ----------------------------------------
EXHIBIT A        9       01 APR 2004    CONTRACT DATA REQUIREMENTS LIST (CDRL),
                                        DD FORM 1423-1

ATTACHMENT 1     5       08 APR 2004    "FLEXIBLE NANOCOMPOSITE PHOTOVOLTAICS"

ATTACHMENT 2     4       30 JUN 2004    DFARS 252.227-7017, "IDENTIFICATION AND
                                        ASSERTION OF USE, RELEASE OR DISCLOSURE
                                        RESTRICTIONS (JUN 1995)" AND CONTRACTOR'S
                                        LIST OF TECHNICAL DATA OR COMPUTER
                                        SOFTWARE TO BE DELIVERED WITH
                                        RESTRICTIONS

                                                      SECTION J FA8650-04-C-6473

      CONTRACT DATA REQUIREMENTS  LIST                  FORM APPROVED
              (1 DATA ITEM)                           OMB NO. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.    B. EXHIBIT    C. CATEGORY: N/A REF: DOD 5010.12-M
          0001                       A        TDP______  TM______  OTHER________

D. SYSTEM/ITEM                 E. CONTRACT/PR NO.            F. CONTRACTOR
             71841130               FA8650-04-C-6473         NANOSYS, INC

1. DATA ITEM NO.  2. TITLE OF DATA ITEM             3. SUBTITLE
      A001        SCIENTIFIC AND TECHNICAL REPORTS  Final Report

4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE      6. REQUIRING OFFICE
               DI-MISC-80711A/T                                    CSOW                  AFRL/HECV

7. DD 250 REQ     9. DIST STATEMENT     10. FREQUENCY     12.DATE OF FIRST SUBMISSION     14. DISTRIBUTION
                     REQUIRED                 ONE/R                    **
      XX                 B                                                                                      b. COPIES
                                                                                                         -----------------------
8. APP CODE                             11. AS OF DATE    13. DATE OF SUBSEQUENT          a. ADDRESSEE                 Final
                                                              SUBMISSION                                   Draft  --------------
      A                                         *                    ***                                             Reg    Repro
--------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                               AFRL/HECV          2       2       2

Tailored to require the official AFRL and DARPA emblems to be placed in the upper right hand corner of the front cover with affected entries adjusted as required (AFRL will supply a copy of the emblem); Block 10, is clarified so that, "Pursuant to DFARS 252.235-7011, the Government will forward the approved final report to the Defense Technical Information Center (DTIC) to fulfill the DTIC submission requirement. The Contractor shall not submit the final report directly to DTIC."

*   12MAC for Base Effort
    24MAC after option 1 exercised

**  30 days after Block 11 time

Approval/disapproval by letter from the Air Force Program Manager within 60 days after receipt.

***Disapproval requires correction/resubmission within 30 days after receipt of Air Force comments.

Draft report shall be unbound, in standard size type, double-spaced and single-sided.

Reproducibles shall be 1). a CAMERA READY, unbound, suitable for offset reproduction, and 2). on 3.5" floppy disk (or CD-ROM, or ZIP drive disk) compatible with MS-Office for Windows, and both shall incorporate all changes made in the corrected draft. All photos shall be glossy finished. Submit the reproducible(s) with the final corrected version only.

The contractor is reminded that the National Industrial Security Program
Operating Manual, DOD 5220.22-M, Chapter 4, Paragraph 4-208 (a), dated January
1995 requires that records be maintained when documents derive classified from multiple sources.

                                                                                          15. TOTAL          2       2       2
--------------------------------------------------------------------------------------------------------------------------------

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE


G. PREPARED BY           H. DATE       I. APPROVED BY                 J. DATE
[***Redacted]            22-MAR-04     /s/ [***Redacted]              01-APR-04
AFRL/HECV, [***Redacted]               [***Redacted]
                                       Data Manager Det 1 AFRL/WSC


DD FORM 1423-1, JUN 90    Previous editions are obsolete     PAGE 1-A of 8 Pages


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

      CONTRACT DATA REQUIREMENTS LIST                   FORM APPROVED
              (1 DATA ITEM)                           OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.    B. EXHIBIT    C. CATEGORY: N/A REF: DOD 5010.12-M
          0001                       A        TOP______  TM______  OTHER________

D. SYSTEM/ITEM                 E. CONTRACT/PR NO.            F. CONTRACTOR
             71841130               FA8650-04-C-6473         NANOSYS, INC

1. DATA ITEM NO.  2. TITLE OF DATA ITEM             3. SUBTITLE
      A002        SCIENTIFIC AND TECHNICAL REPORTS  Contractor's Billing Voucher

4. AUTHORITY (Data Acquisition Document No.)  5. CONTRACT REFERENCE  6. REQUIRING OFFICE
               DI-MISC-80711A/T                        CSOW                AFRL/HECV

7. DD 250 REQ     9. DIST STATEMENT     10. FREQUENCY     12. DATE OF FIRST SUBMISSION    14. DISTRIBUTION
      LT             REQUIRED                 MTHLY                   *
                         B                                                                                      b. COPIES
                                                                                                         -----------------------
8. APP CODE                             11. AS OF DATE    13. DATE Of SUBSEQUENT          a. ADDRESSEE                 Final
                                                              SUBMISSION                                   Draft  --------------
   N/A                                          *                     *                                             Reg    Repro
--------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                               AFRL/HEC           0       1       0
                                                                                          AFRL/HECV          0       1       0
Tailored 1.) to require only a photocopy of the contractor's billing voucher              AFRL/HEF           0       1       0
which is prepared by the contractor to receive payment for this contract's work,          AFRL/PRKA          0       1       0
and 2.) to require the reporting of current Earned, Billed and Paid funds as              DARPA/MTO          0       l       0
defined herein. Block 10 is clarified so that distribution to DTIC shall only be          DCMA/ACO           0       1       0
through Air Force distribution channels.

      Earned means amount of funds earned by the contractor and the suppliers or subcontractor's through labor or material purchases.

      Billed means amount of funds that have been billed to the government by the contractor.

      Paid means the amount of funds paid by the government to the contractor.

   Submit via e-mail.

 * At the close of the contractor's monthly accounting period.

** 25 days after Block 11 time.

                                                                                          15. TOTAL          0       6       0
--------------------------------------------------------------------------------------------------------------------------------

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE


G. PREPARED BY           H. DATE       I. APPROVED BY                 J. DATE
[***Redacted]            22-MAR-04     [***Redacted]                  01-APR-04
AFRL/HECV, [***Redacted]               [***Redacted]
                                       Data Manager Det 1 AFRL/WSC


DD FORM 1423-1, JUN 90    Previous editions are obsolete     PAGE 2-A of 8 Pages


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

      CONTRACT DATA REQUIREMENTS LIST                   FORM APPROVED
              (1 Data Item)                           OMB NO. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of Information. Send comments regarding this burden estimate or any other aspect of this collection of information including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.    B. EXHIBIT    C. CATEGORY: N/A REF: DOD 5010,12-M
          0001                       A        TDP______  TM______  OTHER________

D. SYSTEM/ITEM                 E. CONTRACT/PR NO.            F. CONTRACTOR
             71841130               FA8650-04-C-6473         NANOSYS, INC

1. DATA ITEM NO.  2. TITLE OF DATA ITEM                  3. SUBTITLE
      A003        FUNDS AND MAN-HOUR EXPENDITURE REPORT

4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE      6. REQUIRING OFFICE
               DI-FNCL-80331/T                                    CSOW                  AFRL/HECV

7. DD 250 REQ     9. DIST STATEMENT     10. FREQUENCY     12.DATE OF FIRST SUBMISSION     14. DISTRIBUTION
                     REQUIRED                 MTHLY                   **
      LT                 B                                                                                      b. COPIES
                                                                                                         -----------------------
8. APP CODE                             11. AS OF DATE    13. DATE OF SUBSEQUENT          a. ADDRESSEE                 Final
                                                              SUBMISSION                                   Draft  --------------
    N/A                                         *                     **                                            Reg    Repro
--------------------------------------------------------------------------------------------------------------------------------

16. REMARKS                                                                               AFRL/HEC           0       1       0
Tailored to allow contractor's format                                                     AFRL/HECV          0       1       0
                                                                                          AFRL/HEF           0       1       0
Submit via e-mail.                                                                        AFRL/PRKA          0       1       0
                                                                                          DARPA/MTO          0       l       0
      * At the close of the contractor's monthly accounting period.                       DCMA/ACO           0       1       0

     ** 25 days after Block 11 time.

                                                                                          15. TOTAL          0       6       0
--------------------------------------------------------------------------------------------------------------------------------

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE


G. PREPARED BY           H. DATE       I. APPROVED BY                 J. DATE
[*** Redacted]           22-MAR-04     /s/ [*** Redacted]             01-APR-04
AFRL/HECV, [*** Redacted]              [*** Redacted]
                                       Data Manager Det 1 AFRL/WSC


DD FORM 1423-1, JUN 90    Previous editions are obsolete     PAGE 3-A of 8 Pages


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

      CONTRACT DATA REQUIREMENTS LIST                   FORM APPROVED
              (1 DATA ITEM)                           OMB NO. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.    B. EXHIBIT    C. CATEGORY: N/A REF:  DOD 5010.12-M
          0001                       A        TOP______  TM______  OTHER________

D. SYSTEM/ITEM                 E. CONTRACT/PR NO.            F. CONTRACTOR
             71841130               FA8650-04-C-6473         NANOSYS, INC

1. DATA ITEM NO.  2. TITLE OF DATA ITEM                3. SUBTITLE
      A004        CONTRACT FUNDS STATUS REPORT (CFSR)

4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE      6. REQUIRING OFFICE
               DI-MGMT-81468/T                                    CSOW                  AFRL/HECV

7. DD 250 REQ     9. DIST STATEMENT     10. FREQUENCY     12. DATE OF FIRST SUBMISSION    14. DISTRIBUTION
      LT             REQUIRED                 QTRLY                    **
                         B                                                                                      b. COPIES
                                                                                                         -----------------------
8. APP CODE                             11. AS OF DATE    13. DATE OF SUBSEQUENT          a. ADDRESSEE                 Final
     N/A                                        *             SUBMISSION                                   Draft  --------------
                                                                      **                                            Reg    Repro
--------------------------------------------------------------------------------------------------------------------------------

16. REMARKS                                                                               AFRL/HEC           0       1       0

Tailored so that the report contains forecasts by month for the next six months,          AFRL/HECV          0       1       0
by quarter for the remaining fiscal year, and by year for the remaining fiscal            AFRL/HEF           0       1       0
years. CFSR data shall be reconciled to the Government fiscal year end at 30              AFRL/PRKA          0       1       0
September if the contractor's fiscal year end does not coincide with the                  DARPA/MTO          0       l       0
Government's fiscal year end.                                                             DCMA/ACO           0       1       0


Submit via e-mail

   * The last day of the contractor's monthly accounting period nearest the end of the governments fiscal year quarter.

   ** The initial submission shall be within 25 calendar days after the close of the contractor's monthly accounting period nearest the end of the first government fiscal year quarter after contract award. Subsequent submissions shall be 25 calendar days after Block 11 time.

                                                                                          15. TOTAL          0       6       0
--------------------------------------------------------------------------------------------------------------------------------

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE


G. PREPARED BY           H. DATE       I. APPROVED BY                 J. DATE
[*** Redacted)           22-MAR-04     /s/ [*** Redacted]             01-APR-04
AFRL/HECV, [*** Redacted]              [*** Redacted]
                                       Data Manager Det 1 AFRL/WSC


DD FORM 1423-1, JUN 90    Previous editions are obsolete     PAGE 4-A of 8 Pages


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

      CONTRACT DATA REQUIREMENTS LIST                   FORM APPROVED
              (1 DATA ITEM)                           OMB NO. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.    B. EXHIBIT    C. CATEGORY:
                                                       N/A REF: DOD 5010.12-M
          0001                       A        TOP______  TM______  OTHER________

D. SYSTEM/ITEM                 E. CONTRACT/PR NO.            F. CONTRACTOR
             71841130               FA8650-04-C-6473         NANOSYS, INC

1. DATA ITEM NO.  2. TITLE OF DATA ITEM                  3. SUBTITLE
      A005        STATUS REPORTS

4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE      6. REQUIRING OFFICE
               DI-MGMT-80368/T                                    CSOW                  AFRL/HECV

7. DD 250 REQ     9. DIST STATEMENT     10. FREQUENCY     12. DATE OF FIRST SUBMISSION    14. DISTRIBUTION
                     REQUIRED                 MTHLY                    *
      LT                 B                                                                                      b. COPIES
                                                                                                         -----------------------
8. APP CODE                             11. AS OF DATE    13. DATE Of SUBSEQUENT          a. ADDRESSEE                 Final
                                                              SUBMISSION                                   Draft  --------------
      N/A                                       *                      *                                            Reg    Repro
--------------------------------------------------------------------------------------------------------------------------------

16. REMARKS                                                                               AFRL/HEC           0       1       0
                                                                                          AFRL/HECV          0       1       0
Tailored to allow contractor's format and to delete Block 10, para 10.2.2.3.              AFRL/HEF           0       1       0
                                                                                          AFRL/PRKA          0       1       0
 Submit via email, except when final report is due to be submitted, then omit             DARPA/MTO          0       l       0
this item.                                                                                DCMA/ACO           0       1       0

      *  At the close of the contractor's monthly accounting period.

      ** 25 days after Block 11 time.

                                                                                          15. TOTAL          0       6       0
--------------------------------------------------------------------------------------------------------------------------------

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE


G. PREPARED BY           H. DATE       I. APPROVED BY                 J. DATE
[*** Redacted]           22-MAR-04     [*** Redacted]                 01-APR-04
AFRL/HECV, [*** Redacted]              [*** Redacted]
                                       Data Manager Det 1 AFRL/WSC


DD FORM 1423-1, JUN 90    Previous editions are obsolete     PAGE 5-A of 8 Pages


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

      CONTRACT DATA REQUIREMENTS LIST                  FORM APPROVED
              (1 DATA ITEM)                           OMB NO. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.    B. EXHIBIT    C. CATEGORY: N/A REF: DOD 5010, 12-M
          0001                       A        TDP______  TM______  OTHER________

D. SYSTEM/ITEM                 E. CONTRACT/PR NO.            F. CONTRACTOR
             71841130               FA8650-04-C-6473         NANOSYS, INC

1. DATA ITEM NO.  2. TITLE OF DATA ITEM                  3. SUBTITLE
      A006        PRESENTATION MATERIAL

4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE      6. REQUIRING OFFICE
               DI-ADMN-81373/T                                    CSOW                  AFRL/HECV

7. DD 250 REQ     9. DIST STATEMENT     10. FREQUENCY     12. DATE OF FIRST SUBMISSION    14. DISTRIBUTION
                     REQUIRED                 ASREQ                    *
      LT                 B                                                                                      b. COPIES
                                                                                                         -----------------------
8. APP CODE                             11. AS OF DATE    13. DATE OF SUBSEQUENT          a. ADDRESSEE                 Final
                                                              SUBMISSION                                   Draft  --------------
   N/A                                          *                      *                                            Reg    Repro
--------------------------------------------------------------------------------------------------------------------------------

16. REMARKS                                                                                AFRL/HECV          0       1       1

Tailored to require view graphs and hardcopy or computer generated file.

ASREQ means as required to document topics under discussion at briefings and reviews.

  * Submit at each briefing or review as appropriate.

Maximum # of view graphs shall not exceed 210 per each quarterly review for this contract.

Submit reproducible on media compatible with MS-Office for Windows.

                                                                                          15. TOTAL          0       1       1
--------------------------------------------------------------------------------------------------------------------------------

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE


G. PREPARED BY           H. DATE       I. APPROVED BY                 J. DATE
[*** Redacted]           22-MAR-04     /s/ [*** Redacted]           01-APR-04
AFRL/HECV, [*** Redacted]              [*** Redacted]
                                       Data Manager Det 1 AFRL/WSC


DD FORM 1423-1, JUN 90    Previous editions are obsolete     PAGE 6-A of 8 Pages


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

      CONTRACT DATA REQUIREMENTS LIST                   FORM APPROVED
              (1 DATA ITEM)                           OMB NO. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.    B. EXHIBIT    C. CATEGORY: N/A REF: DOD 5010.12-M
          0001                       A        TOP______  TM______  OTHER________

D. SYSTEM/ITEM                 E. CONTRACT/PR NO.            F. CONTRACTOR
             71841130               FA8650-04-C-6473         NANOSYS, INC

1. DATA ITEM NO.  2. TITLE OF DATA ITEM                  3. SUBTITLE
      A007        SCIENTIFIC AND TECHNICAL REPORTS       Technical Management Report
                                                         (TMR)

4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE      6. REQUIRING OFFICE
               DI-MISC-80711A/T                                   CSOW                  AFRL/HECV


7. DD 250 REQ     9. DIST STATEMENT     10. FREQUENCY     12. DATE OF FIRST SUBMISSION    14. DISTRIBUTION
                     REQUIRED                 QRTLY                    *
      LT                 B                                                                                      b. COPIES
                                                                                                         -----------------------
8. APP CODE                             11. AS OF DATE    13. DATE Of SUBSEQUENT          a. ADDRESSEE                 Final
                                                              SUBMISSION                                   Draft  --------------
     N/A                                       N/A                    **                                           Reg    Repro
--------------------------------------------------------------------------------------------------------------------------------

16. REMARKS                                                                               AFRL/HECV          0       1       0

Tailored to allow contractor's format, and Block 10 is clarified so that distribution to DTIC shall only be through Air Force distribution channels.

* 4MAC and every 90 days thereafter except when final report is due, then omit this item.

** Every 90 days through out the life of the contract.

Submit via email.

                                                                                          15. TOTAL          0       1       0
--------------------------------------------------------------------------------------------------------------------------------


17. PRICE GROUP

18. ESTIMATED TOTAL PRICE


G. PREPARED BY           H. DATE       I. APPROVED BY                 J. DATE
[*** Redacted]           22-MAR-04     /s/ [*** Redacted]             01-APR-04
AFRL/HECV, [*** Redacted]              [*** Redacted}
                                       Data Manager Det 1 AFRL/WSC


DD FORM 1423-1, JUN 90    Previous editions are obsolete     PAGE 7-A of 8 Pages


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

      CONTRACT DATA REQUIREMENTS LIST                   FORM APPROVED
              (1 DATA ITEM)                           OMB NO. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.    B. EXHIBIT    C. CATEGORY: N/A REF: DOD 5010.12-M
          0001                       A        TOP______  TM______  OTHER________

D. SYSTEM/ITEM                 E. CONTRACT/PR NO.            F. CONTRACTOR
             71841130               FA8650-04-C-6473         NANOSYS, INC

1. DATA ITEM NO.  2. TITLE OF DATA ITEM                  3. SUBTITLE
      A008        SCIENTIFIC AND TECHNICAL REPORTS       Hardware Manual

4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE      6. REQUIRING OFFICE
               DI-MISC-80711A/T                                   CSOW                  AFRL/HECV


7. DD 250 REQ     9. DIST STATEMENT     10. FREQUENCY     12. DATE OF FIRST SUBMISSION    14. DISTRIBUTION
                     REQUIRED                ONE/R                     **
      LT                 B                                                                                      b. COPIES
                                                                                                         -----------------------
8. APP CODE                             11. AS OF DATE    13. DATE Of SUBSEQUENT          a. ADDRESSEE                 Final
                                                              SUBMISSION                                   Draft  --------------
      A                                         *                    ***                                           Reg    Repro
--------------------------------------------------------------------------------------------------------------------------------

16. REMARKS                                                                               AFRL/HECV          1       1       1
Tailored to allow contractor's format, and Block 10 is clarified so that distribution to DTIC shall only be through Air Force distribution channels.

* 12MAC for Base Effort
  24MAC after Option 1 exercised

** 30 days after Block 11 time

Approval/disapproval by letter form the Air Force Program Manager within 60 days after receipt.
*** Disapproval requires correction/resubmission within 30 days after receipt of Air Force comments.

Submit via email.

Submit reproducible on media compatible with MS-Office for Windows.

                                                                                          15. TOTAL          0       1       0
--------------------------------------------------------------------------------------------------------------------------------


17. PRICE GROUP

18. ESTIMATED TOTAL PRICE


G. PREPARED BY           H. DATE       I. APPROVED BY                 J. DATE
[*** Redacted]           22-MAR-04     /s/ [*** Redacted]             01-APR-04
AFRL/HECV, [*** Redacted]               [*** Redacted]
                                   Data Manager Det 1 AFRL/WSC

DD FORM 1423-1, JUN 90    Previous editions are obsolete     PAGE 8-A of 8 Pages



*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                     INSTRUCTIONS FOR COMPLETING DD FORM 142
                 (See DoD 5010.12-M for detailed instructions.)

                            FOR GOVERNMENT PERSONNEL

Item A.    Self-explanatory.

Item B.    Self-explanatory.

Item C.    Mark (X) appropriate category: TDP - Technical Data Package;
TM-Technical Manual; Other - other category of data, such as "Provisioning," "Configuration Management", etc.

Item D.    Enter name of system/item being acquired that data will support.

Item E.    Self-explanatory (to be filled in after contract award).

Item F.    Self-explanatory (to be filled in after contract award).

Item G.    Signature of preparer of CDRL.

Item H.    Date CDRL was prepared.

Item I.    Signature of CDRL approval authority.

Item J.    Date CDRL was approved.

Item 1.    See DoD FAR Supplement Subpart 4.71 for proper numbering.

Item 2.    Enter title as it appears on data acquisition document cited in



Item 3. Enter subtitle of data item for further definition of data item (optional entry).

Item 4. Enter Data Item Description (DID) number, military specification number, or military standard number listed in DoD 5010.12-L (AMSDL), or one-time DID number, that defines data content and formal requirements.

Item 5. Enter reference to tasking in contract that generates requirement for the data item (e.g., Statement of Work paragraph number).

Item 6. Enter technical office responsible for ensuring adequacy of the data item.

Item 7. Specify requirement for inspection/acceptance of the data item by the Government.

Item 8. Specify requirement for approval of a draft before preparation of the final data item.

Item 9. For technical data, specify requirement for contractor to mark the appropriate distribution statement on the data (ref. DoDD 5230.24).

Item 10.   Specify number of times data items are to be delivered.

Item 11.   Specify as-of-data item, when applicable.

Item 12.   Specify when first submittal is required.

Item 13.   Specify when subsequent submittals are required, when applicable.


Item 14. Enter addressees and number of draft/final copies to be delivered to each addressee. Explain reproducible copies in item 16.


Item 15.   Enter total number of draft/final copies to be delivered.


Item 16. Use for additional/clarifying information for items 1 through 15, Examples are: Tailoring of documents cited in item 4; Clarification of submittal dates in items 12 and 13; Explanation of reproducible copies in item 14; Desired medium for delivery of the data item.


                               FOR THE CONTRACTOR

Item 17. Specify appropriate price group from one of the following groups of effort in developing estimated prices for each data item listed on the DD Form 1423.

     a. Group I. Definition - Data which is not otherwise essential to the contractor's performance of the primary contracted effort (production, development, testing, and administration) but which is required by DD Form 1423.

     Estimated Price - Costs to be included under Group I are those applicable to preparing and assembling the data item in conformance with Government requirements, and the administration and other expenses related to reproducing and delivering such data items to the Government.

     b. Group II. Definition - Data which is essential to the performance of the primary contracted effort but the contractor is required to perform additional work to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, or quality of the data item.


     Estimated Price - Costs to be included under Group II are those incurred over and above the cost of the essential data item without conforming to Government requirements, and the administrative and other expenses related to reproducing and delivering such data item to the Government.


     c. Group III. Definition - Data which the contractor must develop for his internal use in performance of the primary contracted effort and does not require any substantial change to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, and quality of the data item.

     Estimated Price - Costs to be included under Group III are the administrative and other expenses related to reproducing and delivering such data item to the Government.

     d. Group IV. Definition - Data which is developed by the contractor as part of his normal operating procedures and his effort in supplying these data to the Government is minimal.

     Estimated Price - Group IV items should normally be shown on the DD Form 1423 at no cost.

Item 18. For each data item, enter an amount equal to that portion of the total price which is estimated to be attributable to the production or development for the Government of that item of data. These estimated data prices shall be developed only from those costs which will be incurred as a direct result of the requirement to supply the data, over and above those costs which would otherwise be incurred in performance or the contract if no data were required. The estimated data prices shall not include any amount for rights of data. The Government's right to use the data shall be governed by the pertinent provisions of the contract.

D FORM 1423-1 REVERSE. JUN 90

FA8650-04-C-6473 (NANOSYS)                                         ATTACHMENT #1

             FLEXIBLE SHAPED-NANOCRYSTAL NANOCOMPOSITE PHOTOVOLTAICS
                                STATEMENT OF WORK
                                  8 APRIL 2004

1. SCOPE

This program is to research, develop, and demonstrate innovative light-weight low-cost flexible nanostructured devices to efficiently convert solar radiation into electricity and, thereby, provide power generation solutions for the warfighter that have not been possible up until now. All materials, methods, tools and procedures shall be consistent with a generic methodology and not a point solution for a single application. The program contemplates a four-phase, 60-month development including prototype demonstration of a military-relevant application. The research shall take place over a period of 12 months for Phase 1 (basic effort) and 12 months for Phase 2 (Option 1 effort). Option exercise will be based on the achievement of performance goals (defined below in SOW
Section 3, REQUIREMENTS) and the potential for production, insertion, transition or overall benefit provision to the Department of Defense (DoD).

2. BACKGROUND

Nanoscience has created new materials and structures with novel electro-optical properties. The time has come to initiate exploratory research to discover how to harness these materials and properties into useful electronic and photonic devices. Techniques for harvesting nanoscience concepts and materials to control electro-optical processes are anticipated which will enable a range of new micro-electronics systems, including battery chargers integrated into blankets or clothing or radio shells, airship/satellite solar arrays, self-powered display screens imbedded at the pixel level with photovoltaic functionality, and solid state image intensifier devices.

This project focuses on the new organic nanocomposite materials and nano-structures enabled by nanoscience rather than the well known approach of inorganic materials or thin film structures. Once developed for photovoltaic applications, these new nano-structures may also be applied to other electro-optic devices as noted above. Organic materials offer opportunities to create devices with properties not available in inorganic. Phenomena to transform electrical current into photons (e.g. displays) or to transform photon fluxes into electrical current or voltage (photovoltaics, sensors) both involve excitons when the material is solid state. Excitons can generate photons, current, or heat. Controlling the fate of excitons is a matter of structure on the nanoscale as the mean distance they travel before quenching into lattice heating is about 20 nm. For organic light emitting diodes carefully tailored structures know as thin films are used to force current to transform to excitons only in a well defined emission layer where hole injection current from the one side is in balance with electron injection current from the other; layers about the emission layer also serve to confine the excitons. For organic photovoltaic cells, novel nano-structures must be invented that control the locations of exciton creation and generate an electromotive force to force their evolution into holes and electrons which are separated to produce current from incident light (infrared + visible + ultraviolet).

FA8650-04-C-6473 (NANOSYS)                                         ATTACHMENT #1

Areas of interest important to meeting the performance goals include (but are not limited to) high electron and hole mobility materials, designs for the efficient charge separation, improvements in excition diffusion properties, methods to reduce recombination, materials to maximize solar absorption efficiency, materials and designs to significantly reduce resistive loses, improvements in flexible, transparent, high conductivity electrodes, and materials to enhance the stability of organic solar cells to environmental conditions. Other areas of interest include the control of three-dimensional nanostructures, new methods to image resulting nanocomposite structures, and new approaches for fabrication and manufacture of organic-based solar cells. Well-coordinated, interdisciplinary research and development activities will be needed to take into consideration all significant and relevant engineering tradeoffs and optimizations.

Specifically excluded from this program are evolutionary improvements to the existing state-of-practice, including approaches that utilize aqueous or gel-based electrolytes and traditional, inorganic-based, thin film photovoltaics. While conventional, inorganic, solar cells have improved over the years they remain costly and energy intensive to manufacture.

This program is to demonstrate significant advances in organic, nanocomposite, photovoltaic cells that perform competitively with inorganic semiconductor cells (high efficiency, high carrier mobilities, efficient charge separation, and high photochemical stability), but that will be flexible, lightweight, and low cost and processed like a polymer. Nanocomposite materials are attractive for photovoltaics because of the potential of high throughput, non-vacuum processes using reel-to-reel, spray deposition, or other low cost processes. These material systems also offer the potential for very thin and flexible photovoltaic devices with high energy densities. Furthermore, with a flexible substrate, the electronics package might be folded or rolled up for storage when not operational.

For the purposes of this program, the term nanocomposite will include organic nano-materials in organic matrices or inorganic nano-particles in organic matrices with an unspecified format (thin films, bulk mixtures, etc). The organic matrix may be an active electronic/photonic material or an inactive binder containing the active components.

The results of this effort are expected to be applied to solar cells for military applications. Among the potential DoD applications are solar powered battery chargers (for dismounts, vehicles, aircraft, spacecraft), direct solar powered electronics, direct aircraft power for propulsion, avionics, communications (strato-based transponder farms), satellites, multifunction electronics blankets for dismounts integrating sensors and antennae (EO, RF, audio) with power-generation blankets. To meet the requirements for any of these DoD applications the solar cells must be flexible, lightweight, durable, and low cost. For example, Special Operations teams now use batteries to power mission-critical equipment such as encrypted radios, laser designators, GPS navigation sets, etc. On a mission of several days, these batteries can make up about half the weight carried by a team. Current mission planning must trade off the heavier weight of rechargeable batteries versus the greater number of expendable batteries required. In logistics studies for a typical desert reconnaissance mission, a recharging system powered by efficient solar cells would allow battery weight to be reduced by more than a factor of two. The weight savings would allow greater amounts of ammunition, water, clothing, or food to be carried by the

FA8650-04-C-6473 (NANOSYS)                                         ATTACHMENT #1

Special Operations team. When teams operate for extended periods in denied areas, efficient solar cells increase the level of covertness by allowing less frequent re-supply.

3. REQUIREMENTS


The overall performance goal for this program is to demonstrate solar cell technology having, in the same device, the following characteristics: external photovoltaic (PV) cell efficiency > or = [*** Redacted]%; flexibility (bend around [*** Redacted] radius); light weight ([*** Redacted] g/m(2)), and environmental stability ([*** Redacted] continuous operation).



The performance goal for the basic effort is a coupon size [*** Redacted] ([*** Redacted]) device fabricated on a flexible substrate with PV cell efficiency > or = [*** Redacted]%.



The performance goal for Option 1 is a [*** Redacted] ([*** Redacted]) device fabricated on a plastic substrate with PV cell efficiency > or =
[*** Redacted]%.



Meeting the performance goals defined above for each phase will be required for the program to continue to the next phase. The photovoltaic cell efficiency will be measured using standard test conditions that include a cell temperature of [*** Redacted] degrees C, total irradiance of [*** Redacted] kW/m(2), and a spectrum defined by the American Society for Testing and Materials (ASTM) document "G173-03 Standard Tables for Reference Solar Irradiance (at Air Mass 1.5): Direct Normal and Hemispherical on 37 degrees Tilted Surface," ASTM-173-03 (January 2003), www.astm.org or www.rredc.nrel.gov/solar/spectra/am 1.5). The cell efficiency will be independently verified by a DARPA-sponsored Government laboratory.


Relevant materials and device design and characterization data, simulations and cell test data to support the conclusions shall be reported.

3.1. PHASE 1 (BASE EFFORT)

During Phase 1 the Contractor shall evaluate various alternatives to best meet the overall performance goal of the program and shall achieve of the specific goal given above for Phase 1.

3.1.1. TASK 1.1: DEVELOPMENT OF NANOCOMPOSITE LAYER-1


The Contractor shall develop [*** Redacted] nanocrystal nanocomposite films for Phase 1 devices by 9MAC.



3.1.2. TASK 1.2: ADVANCE MATERIAL SYNTHESIS - [*** Redacted] NANOCRYSTALS-1



The Contractor shall develop improved [*** Redacted] nanocrystals.


3.1.3. TASK 1.3: SUBSTRATE SELECTION AND DEVELOPMENT OF FLEXIBLE ELECTRODES-1

The contractor shall develop flexible substrate material and tailored electrode.

3.1.4. TASK 1.4; INTEGRATION, PROCESSING, FABRICATION AND TESTING-1

The contractor shall demonstrate shaped-nanocrystal nanocomposite PV cell meeting the Phase 1 performance goal by 12 MAC.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

FA8650-04-C-6473 (NANOSYS)                                         ATTACHMENT #1

3.1.5. TASK 1.5: APPLICATION ANALYSIS-1

The contractor shall develop preliminary performance specifications for applications in the form of a systems performance specification document and an emulator.

3.1.6. TASK 1.6: PROGRAM MANAGEMENT-1

The contractor shall manage the program and provide oversight of all program activities including those of its subcontractors, and provide all items listed in Section 4. DELIVERABLES.

3.2. PHASE 2 (OPTION 1 EFFORT)

During Phase 2 the Contractor shall evaluate various alternatives to best meet the overall performance goal of the program and shall achieve of the specific goal given above for Phase 2.

3.2.1. TASK 2.1: DEVELOPMENT OF NANOCOMPOSITE LAYER-2


The Contractor shall develop [***Redacted] nanocrystal nanocomposite films for Phase 2 PV devices.



3.2.2. TASK 2.2: ADVANCE MATERIAL SYNTHESIS - [***Redacted] NANOCRYSTALS-2



The Contractor shall develop optimized [***Redacted] nanocrystals for preliminary PV testing.


3.2.3. TASK 2.3: ELECTRODE DEVELOPMENT-2

The Contractor shall develop matched flexible electrodes for both anode and cathode.

3.2.4. TASK 2.4: INTEGRATION, PROCESSING, FABRICATION AND TESTING-2

The contractor shall demonstrate nanocomposite PV cell meeting the Phase 2 performance goal by 24MAC.

3.2.5. TASK 2.5: APPLICATION ANALYSIS-2

The contractor shall conduct preliminary testing for customer-specific applications.

3.2.6. TASK 2.6: PROGRAM MANAGEMENT-2

The contractor shall manage the program and provide oversight of all program activities including those of its subcontractors, and provide all items listed in Section 4. DELIVERABLES.

4. DELIVERABLES

4.1 PHASE 1 (BASE EFFORT)

Final Report for Phase 1

Quarterly: Technical Management Report, Contract Funds Status Report, Presentation Material

Monthly: Status Report, Contractor's Billing Voucher*,
Funds & Man-Hour Expenditure Report Demos of materials, devices, processes, circuits and applications developed in Phase 1. Three (3) coupon-sized devices with characteristics and performance required for Phase 1

4.2 PHASE 2 (OPTION 1 EFFORT)

Final Report for Phase 2

Quarterly: Technical Management Report, Contract Funds Status Report, Presentation Material

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

FA8650-04-C-6473 (NANOSYS)                                         ATTACHMENT #1

Monthly: Status Report, Contractor's Billing Voucher*, Funds & Man-Hour Expenditure Report Demos of materials, devices, processes, circuits and applications developed in Phase 2. Three (3) small-sized devices with characteristics and performance required for Phase 2

                    ATTACHMENT 2, CONTRACT FA8650-04-C-6473,
                     "FLEXIBLE NANOCOMPOSITE PHOTOVOLTAICS"

           IDENTIFICATION AND ASSERTION OF USE, RELEASE, OR DISCLOSURE
                            RESTRICTIONS (JUN 1995)

      (a) The terms used in this provision are defined in following clause or clauses contained in this solicitation--

            (1) If a successful offeror will be required to deliver technical data, the Rights in Technical Data--Noncommercial Items clause, or, if this solicitation contemplates a contract under the Small Business Innovative Research Program, the Rights in Noncommercial Technical Data and Computer Software--Small Business Innovative Research (SBIR) Program clause.

            (2) If a successful offeror will not be required to deliver technical data, the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause, or, if this solicitation contemplates a contract under the Small Business Innovative Research Program, the Rights in Noncommercial Technical Data and Computer Software--Small Business Innovative Research
            (SBIR) Program clause.

      (b) The identification and assertion requirements in this provision apply only to technical data, including computer software documentation, or computer software to be delivered with other than unlimited rights. For contracts to be awarded under the Small Business Innovative Research Program, the notification and identification requirements do not apply to technical data or computer software that will be generated under the resulting contract. Notification and identification is not required for restrictions based solely on copyright.

      (c) Offers submitted in response to this solicitation shall identify, to the extent known at the time an offer is submitted to the Government, the technical data or computer software that the Offeror, its subcontractors or suppliers, or potential subcontractors or suppliers, assert should be furnished to the Government with restrictions on use, release, or disclosure.

      (d) The Offeror's assertions, including the assertions of its subcontractors or suppliers or potential subcontractors or suppliers, shall be submitted as an attachment to its offer in the following format, dated and signed by an official authorized to contractually obligate the
      Offeror:

 Identification and Assertion of Restrictions on the Government's Use, Release,
             or Disclosure of Technical Data or Computer Software.

            The Offeror asserts for itself, or the persons identified below, that the Government's rights to use, release, or disclose the following technical data or computer software should be restricted:

  Technical Data
 Computer Software                                              Name of Person
  to be Furnished           Basis for      Asserted Rights        Asserting
With Restrictions*         Assertion**       Category***       Restrictions****
------------------         -----------       -----------       ----------------
   (LIST)*****               (LIST)            (LIST)               (LIST)

*For technical data (other than computer software documentation) pertaining to items, components, or processes developed at private expense, identify both the deliverable technical data and each such item, component, or process. For computer software or computer software documentation identify the software or documentation.

**Generally, development at private expense, either exclusively or partially, is the only basis for asserting restrictions. For technical data, other than computer software documentation, development refers to development of the item, component, or process to which the data pertain. The Government's rights in computer software documentation generally may not be restricted. For computer software, development refers to the software. Indicate whether development was accomplished exclusively or partially at private expense. If development was not accomplished at private expense, or for computer software documentation, enter the specific basis for asserting restrictions.

***Enter asserted rights category (e.g., government purpose license rights from a prior contract, rights in SBIR data generated under another contract, limited, restricted, or government purpose rights under this or a prior contract, or specially negotiated licenses).

****Corporation, individual, or other person, as appropriate.

*****Enter "none" when all data or software will be submitted without restrictions.

            NOTE: SEE ATTACHED FOR CONTRACTOR'S SIGNATURE AND LIST OF TECHNICAL DATA OR COMPUTER SOFTWARE TO BE DELIVERED WITH LIMITED RIGHTS.

PART IV - REPRESENTATIONS AND INSTRUCTIONS
SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

***Enter asserted rights category (e.g., government purpose license rights from a prior contract, rights in SBIR data generated under another contract, limited, restricted, or government purpose rights under this or a prior contract, or specially negotiated licenses).

****Corporation, individual, or other person, as appropriate.

*****Enter "none" when all data or software will be submitted without restrictions.

          Date                   June 21, 2004.

          Printed Name and Title Karen L. Vergura

                                 VP Finance


          Signature              /s/ Karen L. Vergura
                                 --------------------------


          (End of identification and assertion)

      (e) An offerer's failure to submit, complete, or sign the notification and identification required by paragraph (d) of this provision with its offer may render the offer ineligible for award.

      (f) If the Offeror is awarded a contract, the assertions identified in paragraph (d) of this provision shall be listed in an attachment to that contract. Upon request by the Contracting Officer, the Offeror shall provide sufficient information to enable the Contracting Officer to evaluate any listed assertion.


252.247-7022 REPRESENTATION OF EXTENT OF TRANSPORTATION BY SEA (AUG 1992)


      (a) The Offeror shall indicate by checking the appropriate blank in paragraph (b) of this provision whether transportation of supplies by sea is anticipated under the resultant contract. The term "supplies" is defined in the Transportation of Supplies by Sea clause of this solicitation.

      (b) Representation, The Offerer represents that it--

      [ ] Does anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

      [X] Does not anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

      (c) Any contract resulting from this solicitation will include the Transportation of Supplies by Sea clause. If the Offeror represents that it will not use ocean transportation, the resulting contract will also include the Defense FAR Supplement clause at 252.247-7024, Notification of Transportation of Supplies by Sea.

                                                     SECTION K PA8650-04-C-6473

                                                              PAGE K- 11 of 11

Nanosys, Inc.
Addendum A
252.227-7017 Identification and Assertion of Use, elease or Disclosure Restrictions (June 1995)


Technical Data or Computer Software to be Delivered with                            Assorted Rights    Name of Person Asserting
                     Restrictions                          Basis for Assertion         Category               Restrictions
-------------------------------------------------------- ----------------------   -------------------  ------------------------
                      (List)                                     (List)                 (List)                   (List)
                      ------                                     ------                 ------                   ------
[***Redacted]                                            Pre-existing             Limited Rights Data       Matthew Murphy
                                                         intellectual property
                                                         developed with private
                                                         funds

[***Redacted]                                            Pre-existing             Limited Rights Data       Matthew Murphy
                                                         intellectual property
                                                         developed with private
                                                         funds

[***Redacted]                                            Pre-existing             Limited Rights Data       Matthew Murphy
                                                         intellectual property
                                                         developed with private
                                                         funds

[***Redacted]                                            Pre-existing             Limited Rights Data       Matthew Murphy
                                                         intellectual property
                                                         developed with private
                                                         funds

[***Redacted]                                            Pre-existing             Limited Rights Data       Matthew Murphy
                                                         intellectual property
                                                         developed with private
                                                         funds



*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.